NATURE OF BUSINESS	12 Months Ended
Dec. 31, 2022
Corporate Information And Statement Of IFRS Compliance [Abstract]
NATURE OF BUSINESS	NATURE OF BUSINESS
i-80 Gold Corp ("i-80 Gold" or the "Company"), is a Nevada-focused, growth-oriented gold and silver producer engaged in the exploration, development and production of gold, silver and polymetallic deposits. The Company's principal assets include the Ruby Hill Mine, Lone Tree Mine, Granite Creek Project and McCoy-Cove Project. Each property is wholly-owned by the Company.

The Company was incorporated on November 10, 2020, in the province of British Columbia, Canada. The Company’s common shares are listed on the Toronto Stock Exchange (“TSX”) under the symbol IAU and the New York Stock Exchange ("NYSE") under the symbol IAUX. Its head office is located at Suite 460, 5190 Neil Road, Reno, Nevada, 89502.

(a)Plan of Arrangement with Equinox Gold

On December 16, 2020, Premier Gold Mines Limited ("Premier") and Equinox Gold Corp. ("Equinox Gold") announced that the companies entered into a definitive agreement (the “Agreement”) whereby Equinox Gold would acquire all the outstanding shares of Premier (the “Transaction”). Concurrently, Premier would spin out its U.S. assets and operations which are included in the entities listed in Note 2(b) to a newly formed Canadian domiciled company i-80 Gold. On closing of the Transaction, existing Equinox Gold and Premier shareholders would own approximately 84% and 16% of Equinox Gold, and Equinox Gold and existing shareholders of Premier would own 30% and 70% of the Company, respectively, on an issued share basis.

On February 23, 2021, Premier's security holders voted to approve the Transaction. By approving the Transaction, Premier security holders also approved the spin out to its shareholders shares of the Company.

On March 18, 2021, the Company completed its private placement offering of 30,914,614 subscription receipts at a subscription price of C$2.60 for aggregate gross proceeds of approximately C$80.4 million ($60.8 million). Each subscription receipt entitled the subscriber to one common share of the Company and one-quarter share purchase warrant at an exercise price of C$3.64 with an expiration date of October 7, 2022 (total share purchase warrants issued of 7,728,654).

Concurrently with the Company's offering, Equinox Gold advanced to the Company a $20.75 million bridge loan that was used by the Company for the purposes of making a $20.75 million cash deposit with affiliates of Waterton Global Resource Management, Inc. (“Waterton”) in partial satisfaction of the purchase price payable to Waterton for the acquisition of the Granite Creek Project. The loan matured and was repaid within 10 days following the closing of the Transaction in accordance with the agreement.

The Transaction closed on April 7, 2021. Premier shareholders received 0.1967 of an Equinox Gold share for each Premier share held representing an at market acquisition based on the 10 day volume weighted average closing prices for both Equinox Gold and Premier shares on the TSX; and 0.4 of a share of the Company for each Premier share held.

On April 7, 2021, just prior to the completion of the spin out of Premier by way of a Plan of Arrangement (“the Arrangement”), the Company issued 137,624,461 common shares to Premier for the transfer of its investment in Premier Gold Mines USA Inc. ("Premier USA") to the Company for the carrying amount of the investment, $150.6 million (1,614 common shares) offset by $4.4 million allocated to the equity settled employee benefits reserve for replacement options, $0.9 million for the transfer of the South Arturo silver stream, and $0.5 million for replacement warrants issued pursuant to the Arrangement resulting in $144.9 million in equity.

In accordance with the terms of the Arrangement, the Company and Equinox Gold exchanged existing Premier stock options at the same ratio as shareholders received on the distribution of the Company to Premier shareholders and as such, the Company issued 0.4 of a stock option for each Premier option held. This resulted in 5,722,000 replacement options to option holders on record as of April 7, 2021, at an average option price of C$1.88. The replacement options were valued at $4.4 million and reduced the investment in Premier USA and were allocated to the equity settled employee benefits reserve.

Also, in accordance with the terms of the Arrangement, a portion of the existing Premier silver stream agreement and replacement warrants were also allocated to the Company. The resulting valuation of $0.9 million for the transfer of the South Arturo silver stream and
$0.5 million for 800,000 replacement warrants reduced the investment in Premier USA and were included as other long-term liabilities of the Company.

Following the completion of the spin out on April 7, 2021, the subscription receipts were released from escrow and converted to common shares of the Company and were listed and posted for trading on the TSX. Trading in the Company's common shares commenced at the opening of the TSX on April 13, 2021, under the symbol “IAU”.
(b)Acquisition and Purchase Agreements

Osgood Mining Company LLC Acquisition

On April 15, 2021, the Company, together with its subsidiary Premier USA completed the purchase agreement with affiliates of Waterton to acquire from Waterton all the outstanding membership interests of Osgood Mining Company LLC (“Osgood”). Osgood is the owner of the Granite Creek Project (formerly the "Getchell Project") in the Getchell gold belt near Winnemucca, Nevada. Consideration paid to Waterton consisted of (i) $23.0 million in cash, (ii) 13,036,846 common shares of the Company, (iii) warrants to purchase 12,071,152 common shares of the Company, with an exercise price C$3.64 per common share, for a period of 36 months following the closing date, and (iv) contingent value rights including a payment to Waterton in the amount of $5.0 million upon the public announcement of a positive production decision related to the Granite Creek Project (underground or open pit), and an additional $5 million upon production of the first ounce of gold (excluding ordinary testing and bulk sampling programs) following a 60 consecutive day period where gold prices have exceeded $2,000 per ounce. The common shares and warrants issued were subject to a statutory hold period under applicable Canadian securities legislation that expired on August 15, 2021.

The Osgood acquisition was accounted for as an asset acquisition as management determined that substantially all the fair value of the gross assets acquired were concentrated on the Granite Creek Project mineral property. The components of consideration that were paid and the allocation to the net assets acquired is detailed in the table below:

Components of consideration paid:
Cash	$23,000
Common shares	27,000
Warrants	6,065
Transaction costs	309
$56,374

Allocated value:
Other assets	$28
Buildings and equipment	356
Mineral properties	58,041
Reclamation and closure cost obligations	(2,051)
$56,374

For contingent consideration and payments, an accounting policy choice exists, and an entity may recognize a liability for the expected variable payments at the time control of the underlying asset is obtained or they may only recognize such a liability as the related activity that gives rise to the variability occurs. For the Osgood acquisition, management did not recognize a liability for contingent payments as the conditions required for these payments had not been met as of the date the assets were acquired.

Christison Purchase Agreement

On December 15, 2020, Premier USA entered into a definitive purchase agreement with the Christison Family Trust and Seven Dot Cattle Co. LLC to acquire certain fee lands and unpatented mining claims (the “First Property” and the “Second Property”) (collectively the “Christison Acquisition”) situated in Humboldt County, Nevada, for consideration consisting of $10 million in cash and $5 million in common shares of the Company. The mining claims are located adjacent to the Granite Creek Project. During the fourth quarter of 2020 Premier USA paid $7.5 million in cash as consideration for the First Property. On May 10, 2021, Premier USA completed the acquisition of the Second Property for consideration of $2.5 million in cash and 2,430,488 common shares of the Company.

On completion of the transactions, the properties acquired in the Christison Acquisition and the Osgood Mining Company LLC acquisition were combined under the Granite Creek Project.

Acquisition of Ruby Hill

On October 18, 2021, the Company completed the acquisition of Ruby Hill Mining Company, LLC (“Ruby Hill”). The Ruby Hill property is host to multiple deposits that contain gold and silver resources, potential for significant base metal mineralization, and a previously producing open pit mine.

The Company acquired 100% of the issued and outstanding shares of Ruby Hill for payment of $75 million in cash, 3,191,358 common shares of the Company valued at $8 million, and future milestone payments of up to $67 million that are subject to an early prepayment option that could reduce the milestone payments to $47 million.
The four milestone payments and corresponding early prepayment options are as follows:

•$17 million in cash and/or shares of i-80 Gold payable on the earlier of 60 days following the issuance of a press release by the Company regarding the completion of a new or updated Mineral Resource estimate for Ruby Hill or 15 months after closing, based on the market price of i-80 Gold's shares at the time of such payment (the "First Milestone Payment");
•$15 million in cash and/or shares of i-80 payable on the earlier of 60 days following the issuance of a press release by the Company regarding the completion of a Feasibility Study for Ruby Hill or 24 months after closing, based on the market price of i-80 Gold's shares at the time of such payment (the "Second Milestone Payment"). An early prepayment option to reduce the payment by $5 million is available if the payment is made less than 15 months after closing and if the payment in shares of the Company does not exceed up to $7.5 million of the total amount, at the Company's discretion.
•$15 million in cash and/or shares of i-80 Gold payable on the earlier of 30 months after closing and 90 days following the announcement by the Company of a construction decision related to a deposit on any portion of Ruby Hill that is not currently being mined, based on the market price of i-80 Gold's shares at the time of such payment (the "Third Milestone Payment"); and
•$20 million in cash and/or shares of i-80 Gold payable on the earlier of 36 months after closing and 90 days following the announcement by the Company of achieving Commercial Production related to a deposit on any portion of Ruby Hill that is not currently being mined, priced based on the market price of i-80 Gold's shares at the time of such payment (the "Fourth Milestone Payment"). An early prepayment option to reduce the payment for the third and fourth milestone payments to $20 million is available if the payments are done prior to 24 months after closing, if the payment in shares of the Company did not exceed up to $10 million of the total amount, at the Company's discretion, and if shares held by Waterton do not exceed 9.99% of the outstanding shares of the Company.
The Company determined that the Ruby Hill Acquisition represents a business combination, with i-80 as the acquirer. Transaction costs incurred in respect of the acquisition totaling $1.2 million were expensed and presented within professional fees in general and administrative expense in profit or loss during the period ended December 31, 2021.

The acquisition date fair value of the consideration transferred consisted of the following:
Cash	$75,084
Share-based consideration	8,000
Current portion of deferred consideration (i) (Note 12)	15,540
Long-term portion of deferred consideration (i) (Note 12)	26,355
Total consideration	$124,979

(i)Management's best estimate is that the early prepayment options will be exercised for all milestone payments (discounted at a rate of 7.5%): the fair value of the first milestone payment of $17 million, the second milestone prepayment of $10 million, and the third and fourth milestone prepayment of $20 million.

Net assets (liabilities) acquired:
Accounts receivable and other assets	$195
Inventory	13,800
Property, plant and equipment	29,981
Mineral property interests	105,877
Accounts payable	(1,003)
Accrued liabilities	(663)
Provision for environmental rehabilitation	(23,208)
Fair value of net assets acquired	$124,979

The fair value of property, plant and equipment, mineral property interests, and the provision for environmental rehabilitation were estimated using discounted cash flow models, comparable transactions, and other market-based information. Expected future cash flows are based on estimates of future gold and silver prices and projected revenues, estimated quantities of mineral reserves and mineral resources, expected future production costs and capital expenditures based on life-of-mine plans at the acquisition date. The fair value of inventory was based on forward gold prices and the cost to complete inventory to finished product in determining the net realizable value.

From the date of acquisition up to December 31, 2021, the Ruby Hill property did not generate any revenue with all direct and indirect operating costs in that intervening period capitalized into inventory. Accordingly, the operating costs did not impact the consolidated statement of income / (loss) for the period ended December 31, 2021. The Company incurred incremental general and administrative costs in relation to Ruby Hill, however, it is impracticable to allocate these costs to Ruby Hill as there were other acquisitions throughout 2021 that had also driven increases to these costs.

On acquisition of the Ruby Hill property, Waterton did not provide historical financial information on the assets performance and therefore it is not possible to disclose the impact on the consolidated statement of income / (loss) for the year ended December 31, 2021, as though the acquisition date for all business combinations that occurred during the year had been as of the beginning of the annual reporting period.
Asset Exchange with Nevada Gold Mines LLC

On October 14, 2021, the Company completed the Asset Exchange Agreement ("Asset Exchange") with Nevada Gold Mines LLC (“NGM”), a joint-venture between Barrick Gold Corporation and Newmont Corporation. As part of the Asset Exchange, the Company acquired the Lone Tree and Buffalo Mountain gold deposits and certain processing infrastructure, including an autoclave, from NGM in consideration for: (i) the Company’s 40% ownership in the South Arturo Property; (ii) assignment of the Company’s option to acquire the adjacent Rodeo Creek exploration property; (iii) contingent consideration of up to $50 million based on an amount equal to $25 per ounce of recovered gold produced from the mineral resources at the Lone Tree property; and (iv) arrangement of substitute bonding in respect of the Lone Tree and Buffalo Mountain reclamation obligations. In addition, at closing of the Asset Exchange, NGM reimbursed the Company approximately $7.3 million for amounts previously advanced by the Company for the autonomous truck haulage test work completed at South Arturo and for funds advanced by the Company that were not used for reclamation activities.

The legal transfer was effective June 1, 2021 and as such, the Company obtained the free cash flow from Lone Tree's operations from June 1, 2021 until October 14, 2021 and in exchange, NGM obtained the free cash flow of South Arturo's operation from June 1, 2021 until October 14, 2021. NGM also entered into a Subscription Agreement where NGM subscribed to $47.7 million of the Company's common shares.

The Company determined that the Asset Exchange represents an asset acquisition. Transaction costs incurred with respect to the Asset Exchange totaled $3.3 million which were included in the components of consideration paid.

The disposal of the Company's 40% interest in South Arturo created no gain or loss of control. Components of consideration paid:
Book value of South Arturo asset (Note 4)	$42,819
NGM reimbursement	(7,331)
Transaction costs	3,289
Offtake Transfer Payment	1,750
Total consideration	$40,527

The underlying assets purchased and liabilities assumed were recorded at cost allocated based upon their relative fair values at the date of purchase. The table below presents the values of the assets purchased and liabilities assumed on the date of acquisition:

Net assets (liabilities) acquired:
Cash	$1,058
Inventory	3,474
Property, plant and equipment	166,480
Mineral property interests	65,521
Provision for environmental rehabilitation	(60,475)
Fair value of net assets acquired - Gross of tax	$176,058
Taxes payable	(1,125)
Deferred tax liability	(27,704)
Fair value of net assets acquired - Net of tax	$147,229

The fair value of property, plant and equipment, mineral property interests, and the provision for environmental rehabilitation were estimated using discounted cash flow models, comparable transactions, and other market-based information. Expected future cash flows are based on estimates of future gold and silver prices and projected revenues, estimated quantities of mineral reserves and mineral resources, expected future production costs and capital expenditures based on life-of-mine plans at the acquisition date. The fair value of inventory was based on forward gold prices and the cost to complete inventory to finished product in determining the net realizable value.

Income statement impact:
Gain arising on asset exchange - Gross of tax	$135,531
Income tax expense	28,829
Total gain arising on asset exchange - Net of tax	$106,702
For contingent consideration and payments, an accounting policy choice exists and an entity may recognize a liability for the expected variable payments at the time control of the underlying asset is obtained or they may only recognize such a liability as the related activity that gives rise to the variability occurs. For the Asset Exchange, management has not recognized a liability for contingent payments as the conditions required for these payments have not been met as of the date the assets were acquired.

Argenta Property Acquisition

On November 10, 2022, the Company through its wholly owned subsidiary Argenta LLC ("Argenta") acquired a strategic property package located in Lander Country, Nevada (the “Argenta Property”), that includes water rights, a rail heading, barite deposits, and barite processing infrastructure from Baker Hughes Oilfield Operations LLC for consideration of $3.7 million. The strategic acquisition provides the Company with water rights for development and operation of the McCoy-Cove Project.
The Company determined that the Argenta Property acquisition represents an asset acquisition. The underlying assets purchased and liabilities assumed were recorded at cost allocated based upon their relative fair values at the date of purchase. The table below presents the values of the assets purchased and liabilities assumed on the date of acquisition:

Net assets (liabilities) acquired:
Property, plant and equipment	$3,122
Other assets	1,767
Provision for environmental rehabilitation	(1,169)
Fair value of net assets acquired	$3,720

(c)Related Party Balances

In connection with the closing of the Transaction, all intercompany balances including the receivable from Premier, the payable due to Premier, and the intercompany note with Premier were settled with a combination of cash, a distribution of the Company's shares and a conversion to Premier equity prior to the spin-out of the Company to i-80 Gold. The gold sale receivable from Premier was settled in cash other than $4 million which was distributed back to Premier in the form of a dividend subject to a 5% withholding tax. The payable due to Premier and the intercompany note with Premier were converted to 1,133 shares of the Company at a value of $140.4 million.

In April 2021, the Company modified a portion of its intercompany note payable to Premier to change the repayment currency from CAD to USD. This modification resulted in the extinguishment of the original intercompany note and recognition of a new intercompany note, with the difference of $8.8 million recorded directly into surplus / (deficit) during the period ended December 31, 2021, as this transaction is with Premier in their capacity as a shareholder and is therefore outside the scope of IFRIC 19 - Extinguishing Financial Liabilities with Equity Instruments.

(d)Financing Agreements

Also, in connection with the closing of the Transaction on April 7, 2021, the Company entered into an offtake agreement with OMF Fund II
(O) Ltd. ("Orion") and a silver stream agreement with OMF Fund II SO Ltd. ("Nomad").

Offtake Agreement

Under the terms of the Offtake Agreement, the Company agreed to sell, and Orion agreed to purchase (i) an aggregate of 29,750 ounces of refined gold for 2021, and (ii) up to an aggregate of 31,500 ounces of refined gold annually (the "Annual Gold Quantity") from the Company's Eligible Projects until March 1, 2027. The Company's Eligible Projects include the South Arturo Project, the Granite Creek Project, and the McCoy-Cove Project. The final purchase price to be paid by Orion will be, at Orion’s option, a market referenced gold price in US dollars per ounce during a defined pricing period before and after the date of each sale. In the event that the Company does not produce the Annual Gold Quantity in any given year, the obligation is limited to those ounces actually produced. The Offtake Agreement was amended and restated December 13, 2021, as further described below.

South Arturo Purchase and Sale Agreement (Silver)

The Company entered into a Purchase and Sale Agreement (Silver) (the "Stream Agreement") with Nomad, which was connected to South Arturo, whereby the Company will deliver to Nomad (i) 100% of the refined silver from minerals from the main stream area, and (ii) 50% of the refined silver from the exploration stream area. Nomad will pay an ongoing cash purchase price equal to 20% of the silver market price on the day immediately preceding the date of delivery and will credit the remaining 80% against the liability. Following the delivery of an aggregate amount of refined silver equal to $1.0 million to Nomad under the Stream Agreement, Nomad would continue to purchase the refined silver at an ongoing cash purchase price equal to 20% of the prevailing silver price. The liability for the Stream Agreement was included in the net asset value in connection with the asset exchange with NGM, and therefore, is no longer on the statement of financial position as of December 31, 2021.

Orion and Sprott Financing Package

The Company entered into a financing package with OMF Fund III (F) Ltd. an affiliate of Orion Mine Finance (collectively “Orion“) on December 31, 2021, and a fund managed by Sprott Asset Management USA, Inc. and a fund managed by CNL Strategic Asset Management, LLC (“Sprott”) on December 9, 2021 (together the “Finance Package”).

The Finance Package in its aggregate consists of:

•$50 million convertible loan (the “Orion Convertible Loan“)
•$10 million convertible loan (the “Sprott Convertible Loan” and together with the Orion Convertible Loan, the “Convertible Loans”)
•$45 million gold prepay purchase and sale agreement entered into with affiliates of Orion (the “Gold Prepay Agreement“), including an accordion feature potentially to access up to an additional $50 million at i-80 Gold’s option
•$30 million silver purchase and sale agreement entered into with affiliates of Orion (the “Silver Purchase Agreement“), including an accordion feature to potentially access an additional $50 million at i-80 Gold’s option and an amended and restated offtake agreement entered into with affiliates of Orion (the “A&R Offtake Agreement“)
•5,500,000 warrants of the Company issued to Orion (the “Orion Warrants“ and together with the Orion Convertible Loan, Gold Prepay Agreement, Silver Purchase Agreement and the A&R Offtake Agreement, the “Orion Finance Package”).
The $60 million in Convertible Loans were fully funded and issued in 2021. The obligations under the Gold Prepay Agreement and Silver Purchase Agreement will be senior secured obligations of the Company and its wholly-owned subsidiaries Ruby Hill Mining Company, LLC and Osgood Mining Company, LLC and secured against the Ruby Hill project in Eureka County, Nevada and the Granite Creek project in Humboldt County, Nevada.

The Sprott and Orion Convertible Loans bear interest at 8.0% per annum and mature on December 9, 2025 and December 13, 2025, respectively. If a change of control occurs prior to the maturity date, the Company shall make an offer to prepay the Convertible Loans in cash, in an amount equal to 101% of the then outstanding principal amount. Outstanding amounts under the Convertible Loans are convertible into common shares of the Company at any time prior to maturity at the option of the applicable respective lender (a) in the case of the outstanding principal, C$3.275 per common share, and (b) in the case of accrued and unpaid interest, subject to TSX approval, at the market price of the common shares on the TSX at time of the conversion of such interest. Commencing 120 days following the closing date of the Convertible Loans, on any date when the volume weighted average price equals or exceeds 150% of the conversion price for each of the preceding 20 days, the Company may at its option elect to require the lenders to convert at the conversion price all of the then outstanding principal amount and any accrued and unpaid interest into common shares of the Company.

Under the Gold Prepay Agreement, i-80 Gold was due to deliver to Orion 3,000 troy ounces of gold for each of the quarters ending March 31, 2022 and June 30, 2022, and thereafter, 2,000 troy ounces of gold per calendar quarter until September 30, 2025 in satisfaction of the $45 million prepayment, for aggregate deliveries of 32,000 troy ounces of gold. i-80 Gold may request an increase in the $45 million prepayment by an additional amount not exceeding $50 million in aggregate in accordance with the terms of the Gold Prepay Agreement.

Prior to funding, the Gold Prepay Agreement was amended to adjust the quantity of the quarterly deliveries of gold, but not the aggregate amount of gold, to be delivered by the Company to Orion over the term of the Gold Prepay Agreement. Under the amended Gold Prepay Agreement, commencing on the date of funding, the Company is required to deliver to Orion 1,600 troy ounces of gold for the quarter ending March 31, 2022, 3,100 troy ounces of gold for the quarter ending June 30, 2022, and thereafter 2,100 troy ounces of gold per calendar quarter until September 30, 2025, in satisfaction of the $45 million prepayment, for aggregate deliveries of 32,000 troy ounces of gold, subject to adjustment as contemplated by the terms of the Gold Prepay Agreement. As the funding from Orion did not occur until April 2022, payment for the delivery of 1,600 ounces for the quarter ending March 31, 2022 was offset against the $45 million of proceeds received from Orion.

Under the Silver Purchase Agreement, commencing April 30, 2022, i-80 Gold will deliver to Orion 100% of the silver production from the Granite Creek and Ruby Hill projects until the delivery of 1.2 million ounces of silver, after which the delivery will be reduced to 50% until the delivery of an aggregate of 2.5 million ounces of silver, after which the delivery will be reduced to 10% of the silver production solely from the Ruby Hill Project. Orion will pay i-80 Gold an ongoing cash purchase price equal to 20% of the prevailing silver price. Until the delivery of an aggregate of 1.2 million ounces of silver, i-80 Gold is required to deliver the following minimum amounts of silver (the "Annual Minimum Delivery Amount") in each calendar year: (i) in 2022, 300,000 ounces, (ii) in 2023, 400,000 ounces, (iii) in 2024, 400,000 ounces, and (iv) in 2025, 100,000 ounces. Upon a construction decision for the Ruby Hill project, comprised of one or both of the Ruby Deep or Blackjack Deposits, which construction decision is based on a feasibility study in form and substance satisfactory to Orion, acting reasonably, i-80 Gold will have the right to request an additional deposit from Orion in the amount of $50 million in aggregate in accordance with the terms of the Silver Purchase Agreement.

Both the Gold Prepay Agreement and the Silver Purchase Agreement were funded on April 12, 2022 with i-80 Gold receiving net proceeds of $71.6 million after netting the aforementioned March 31, 2022 gold delivery and closing costs as further described in Note 10 and Note 24 of these Financial Statements.

The main amendments reflected in the A&R Offtake Agreement include the increase in the term of the agreement to December 31, 2028, the inclusion of the Granite Creek and Ruby Hill projects, and the increase of the annual gold quantity to up to an aggregate of 37,500 ounces in respect of the 2022 and 2023 calendar years and up to an aggregate of 40,000 ounces in any calendar year after 2023. During the year ended December 31, 2022, Orion assigned all of its rights, title and interest under the A&R Offtake Agreement to TRR Offtakes LLC ("Trident").

Additionally, in connection with the Gold Prepay Agreement, the Company issued to Orion the Warrants to purchase up to 5,500,000 common shares of the Company. The Warrants may be exercised at any time at an exercise price of C$3.275 per common share until December 13, 2024.

(e)COVID-19

The Company continually monitors guidance from the United States Department of Health and Human Services' Centers for Disease Control and Prevention (“CDC”), and mandates issued by the State of Nevada to mitigate the effects of COVID-19 at all of its mine sites and corporate office locations.

Other than the macro-economic impact of inflationary pressure and supply chain challenges, operating activities at Lone Tree, Granite Creek, Ruby Hill and McCoy-Cove are continuing with no significant interruptions to date from COVID-19. The extent to which COVID-19 will impact the Company’s operations in the future remains highly uncertain and cannot be accurately estimated at the present time.